UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 27, 2021
_________________________________________________________________
First Citizens BancShares, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16715	56-1528994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Six Forks Road	Raleigh	North Carolina	27609
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (919) 716-7000
________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered Pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, Par Value $1	FCNCA	Nasdaq Global Select Market
Depositary Shares, Each Representing a 1/40th Interest in a Share of 5.375% Non-Cumulative Perpetual Preferred Stock, Series A	FCNCP	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On October 27, 2021, Registrant announced its results of operations for the quarter ended September 30, 2021. A copy of Registrant’s press release containing this information is attached as Exhibit 99.1 to this Report and is incorporated herein by reference. The press release is available on the Registrant’s Internet site at http://www.firstcitizens.com.
Item 7.01. Regulation FD Disclosure.
On October 27, 2021 at 9:00 am Eastern Time, the Registrant intends to hold a conference call to discuss the Registrant’s financial results for the quarter ended September 30, 2021, including the press release. Additional investor presentation materials related to such call are furnished hereto as Exhibit 99.2 and are, along with the press release and financial statements, incorporated herein by reference.
In accordance with the General Instruction B.2 of Form 8-K, the information presented herein pursuant to Item 2.02, “Results of Operations,” and Item 7.01, “Regulation FD,” including Exhibit 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall the information be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits
    (d) Exhibits. The following exhibits accompany this Report.

Exhibit No.	Description

99.1	Press Release dated October 27, 2021

99.2	Investor Presentation dated October 27, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
Disclosures About Forward-Looking Statements
This Current Report on Form 8-K (this “Report”) contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and future performance of First Citizens BancShares, Inc. (“BancShares”). Words such as “anticipates,” “believes,” “estimates,” “expects,” “predicts,” “forecasts,” “intends,” “plans,” “projects,” “targets,” “designed,” “could,” “may,” “should,” “will,” “potential,” “continue” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on BancShares’ current expectations and assumptions regarding BancShares’ business, the economy, and other future conditions.
Because forward-looking statements relate to future results and occurrences, they are subject to inherent risks, uncertainties, changes in circumstances and other risk factors that are difficult to predict. Many possible events or factors could affect BancShares’ future financial results and performance and could cause the actual results, performance or achievements of BancShares to differ materially from any anticipated results expressed or implied by such forward-looking statements. Such risks and uncertainties include, among others, the impacts of the global COVID-19 pandemic on BancShares’ business and customers, the financial success or changing conditions or strategies of BancShares’ customers or vendors, fluctuations in interest rates, actions of government regulators, the availability of capital and personnel, the delay in closing (or failure to close) one or more of BancShares’ previously announced acquisition transaction(s), the failure to realize the anticipated benefits of BancShares’ previously announced acquisition transaction(s), and general competitive, economic, political, and market conditions, as well as risks related to the proposed transaction with CIT Group Inc (“CIT”) including, in addition to those described above and among others, (1) the risk that the cost savings, any revenue synergies and other anticipated benefits of the proposed transaction may not be realized or may take longer than anticipated to be realized, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the condition of the economy and competitive factors in areas where BancShares and CIT do business, (2) disruption to BancShares’ and CIT’s businesses as a result of the pendency of the proposed transaction and diversion of management’s attention from ongoing business operations and opportunities, (3) the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement, (4) the risk that the integration of BancShares’ and CIT’s operations will be materially delayed or will be more costly or difficult than expected or that BancShares and CIT are otherwise unable to successfully integrate their businesses, (5) the outcome of any legal proceedings that may be or have been instituted against BancShares and/or CIT, (6) the failure to obtain remaining governmental approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction), (7) reputational risk and potential adverse reactions of BancShares’ and/or CIT’s customers, suppliers, employees or other business partners, including those resulting from the completion of the proposed transaction, (8) the failure of any of the closing conditions in the definitive merger agreement to be satisfied on a timely basis or at all, (9) delays in closing the proposed transaction, (10) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (11) the dilution caused by BancShares’ issuance of additional shares of its capital stock in connection with the proposed transaction, (12) other factors that may affect future results of BancShares and CIT including changes in asset quality and credit risk, the inability to sustain revenue and earnings growth, changes in interest rates and capital markets, inflation, customer borrowing, repayment, investment and deposit practices, the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms, and (13) the impact of the global COVID-19 pandemic on CIT’s business, the parties’ ability to complete the proposed transaction and/or any of the other foregoing risks.
Except to the extent required by applicable laws or regulations, BancShares disclaims any obligation to update forward-looking statements or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information regarding BancShares and factors which could affect the forward-looking statements contained herein can be found in BancShares’ Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and its other filings with the Securities and Exchange Commission.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Citizens BancShares, Inc.
(Registrant)

Date:	October 27, 2021	By: /s/ Craig L. Nix
Craig L. Nix
Chief Financial Officer